Document and Entity Infomation Document	3 Months Ended
	Mar. 31, 2012	May 18, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	TESORO LOGISTICS LP
Entity Central Index Key	0001507615
Document Type	8-K
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Units Outstanding		15,465,445

Condensed Combined Consolidated Balance Sheets (Unaudited) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012		Dec. 31, 2011
CURRENT ASSETS
Cash and cash equivalents	$ 21,015	[1]	$ 18,326	[1]
Receivables
Trade	466	[1]	542	[1]
Affiliate	7,972	[1]	11,312	[1]
Prepayments and other current assets	242	[1]	637	[1]
Total Current Assets	29,695	[1]	30,817	[1]
NET PROPERTY, PLANT AND EQUIPMENT	175,477	[1]	174,089	[1]
OTHER NONCURRENT ASSETS	1,950	[1]	3,072	[1]
Total Assets	207,122	[1]	207,978	[1]
Accounts payable
Trade	4,053	[1]	6,480	[1]
Affiliate	3,031	[1]	2,815	[1]
Deferred revenue - affiliate	1,720	[1]	1,775	[1]
Accrued liabilities	1,771	[1]	2,244	[1]
Total Current Liabilities	10,575	[1]	13,314	[1]
OTHER NONCURRENT LIABILITIES	2,641	[1]	2,665	[1]
DEBT	50,000	[1]	50,000	[1]
COMMITMENTS AND CONTINGENCIES (Note K)		[1]		[1]
EQUITY
Equity of Predecessors	33,864	[1]	33,029	[1]
Common unitholders (15,254,890 units issued and outstanding)	250,950	[1]	250,430	[1]
Subordinated unitholders (15,254,890 units issued and outstanding)	(142,500)	[1]	(143,048)	[1]
General partner (622,649 units issued and outstanding)	1,592	[1]	1,588	[1]
Total Equity	143,906	[1]	141,999	[1]
Total Liabilities and Equity	$ 207,122	[1]	$ 207,978	[1]

[1]	Adjusted to include the historical results of the Martinez Crude Oil Marine Terminal. See Notes A and B for further discussion.

Condensed Combined Consolidated Balance Sheets (Parenthetical)	Mar. 31, 2012	Dec. 31, 2011
Equity [Abstract]
Common unitholders	15,254,890	15,254,890
Subordinated unitholders	15,254,890	15,254,890
General partner	622,649	622,649

Condensed Statements of Combined Consolidated Operations (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2012		Mar. 31, 2011
REVENUES
Affiliate	$ 26,353	[1]	$ 5,562	[1]
Third-party	732	[1]	708	[1]
Total Revenues	27,085	[1]	6,270	[1]
COSTS AND EXPENSES
Operating and maintenance expenses	11,245	[1]	10,027	[1]
Depreciation and amortization expenses	2,527	[1]	2,527	[1]
General and administrative expenses	3,427	[1]	1,461	[1]
Loss on asset disposals	236	[1]	25	[1]
Total Costs and Expenses	17,435	[1]	14,040	[1]
OPERATING INCOME (LOSS)	9,650	[1]	(7,770)	[1]
Interest and financing costs, net	(511)	[1]	0	[1]
NET INCOME (LOSS)	9,139	[1]	(7,770)	[1]
Less: Loss attributable to Predecessors	(2,417)	[1]	(7,770)	[1]
Net income attributable to partners	11,556	[1]	0	[1]
Less: General partner's interest in net income	230	[1]	0	[1]
Limited partners' interest in net income	$ 11,326	[1]	$ 0	[1]
Net income per limited partner unit:
Common - basic and diluted	$ 0.37	[1]
Subordinated - basic and diluted	$ 0.37	[1]
Weighted average limited partner units outstanding:
Common units - basic	15,254,890	[1]
Common units - diluted	15,297,023	[1]
Subordinated units - basic and diluted	15,254,890	[1]
Cash distribution per unit	$ 0.3775	[1]

[1]	Adjusted to include the historical results of the Martinez Crude Oil Marine Terminal. See Notes A and B for further discussion.

Condensed Statements of Combined Consolidated Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2012		Mar. 31, 2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$ 9,139	[1]	$ (7,770)	[1]
Adjustments to reconcile net income (loss) to net cash from (used in) operating activities:
Depreciation and amortization expenses	2,527	[1]	2,527	[1]
Amortization of debt issuance costs	159	[1]	0	[1]
Unit-based compensation expense	378	[1]	0	[1]
Loss on asset disposals	236	[1]	25	[1]
Changes in current assets:
Receivables - trade	76	[1]	17	[1]
Receivables - affiliate	272	[1]	4	[1]
Prepayments and other current assets	395	[1]	(156)	[1]
Changes in current liabilities:
Accounts payable - trade	(1,013)	[1]	(244)	[1]
Accounts payable - affiliate	216	[1]	(1)	[1]
Deferred revenue - affiliate	(55)	[1]	0	[1]
Accrued liabilities	(473)	[1]	(360)	[1]
Changes in other noncurrent assets and liabilities	1,470	[1]	(526)	[1]
Net cash from (used in) operating activities	13,327	[1]	(6,484)	[1]
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Capital expenditures	(5,971)	[1]	(819)	[1]
Capital expenditure reimbursements by Sponsor	3,475	[1]	0	[1]
Net cash used in investing activities	(2,496)	[1]	(819)	[1]
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Distributions to General Partner	(226)	[1]	0	[1]
Distributions to Common unitholders	(5,530)	[1]	0	[1]
Distributions to Subordinated unitholders	(5,530)	[1]	0	[1]
Financing costs	(532)	[1]	0	[1]
Sponsor contributions of equity to the Predecessors	3,252	[1]	7,303	[1]
Capital contributions	424	[1]	0	[1]
Net cash from (used in) financing activities	(8,142)	[1]	7,303	[1]
INCREASE IN CASH AND CASH EQUIVALENTS	2,689	[1]	0	[1]
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	18,326	[1]	0	[1]
CASH AND CASH EQUIVALENTS, END OF PERIOD	21,015	[1]	0	[1]
SUPPLEMENTAL CASH FLOW DISCLOSURE:
Interest paid, net of capitalized interest	367	[1]	0	[1]
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES:
Capital expenditures included in accounts payable at period end	$ 2,767	[1]	$ 457	[1]

[1]	Adjusted to include the historical results of the Martinez Crude Oil Marine Terminal. See Notes A and B for further discussion.

Organization and Basis of Presentation (Notes)	3 Months Ended
Mar. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Basis of Presentation [Text Block]
ORGANIZATION AND BASIS OF PRESENTATION

As used in this report, the terms "Tesoro Logistics LP," "TLLP," the "Partnership," "we," "us," or "our" may refer to Tesoro Logistics LP, one or more of its consolidated subsidiaries or all of them taken as a whole. References in this report to "Tesoro" or our "Sponsor" refer collectively to Tesoro Corporation and any of its subsidiaries, other than Tesoro Logistics LP, its subsidiaries and its general partner.

Organization

TLLP is a Delaware limited partnership formed in December 2010 by Tesoro Corporation and its wholly owned subsidiary, TLGP, our general partner. On April 26, 2011, we completed our initial public offering (the "Offering") of 14,950,000 common units representing limited partner interests.

After completion of the Offering, the Partnership includes the assets, liabilities and results of operations of certain crude oil gathering and refined products terminalling, transportation and storage assets, previously operated and owned by Tesoro Alaska Company, Tesoro Refining and Marketing Company ("TRMC") and Tesoro High Plains Pipeline Company LLC.

Principles of Combination and Consolidation and Basis of Presentation

The financial statements presented herein contain the unaudited condensed combined financial results of Tesoro Logistics LP Predecessor ("TLLP Predecessor"), our predecessor for accounting purposes, and the unaudited condensed consolidated financial results of TLLP for the three months ended March 31, 2012. The TLLP Predecessor includes the financial results of the initial net assets contributed by Tesoro during the initial public offering for the three months ended March 31, 2011.

On April 1, 2012, we entered into a transaction (the "Contribution") with Tesoro, TRMC, Tesoro Logistics GP, LLC ("TLGP"), and our subsidiary, Tesoro Logistics Operations LLC ("TLO"), pursuant to which TRMC contributed through TLGP and TLLP to TLO the Martinez Crude Oil Marine Terminal assets (the "Martinez Terminal"). This transaction is a transfer between entities under common control and is accounted for as if the transfer occurred at the beginning of the period presented, and prior periods are retrospectively adjusted to furnish comparative information similar to the pooling method. Accordingly, the accompanying financial statements and related notes of the TLLP Predecessor and TLLP have been retrospectively adjusted to include the historical results of the Martinez Terminal for all periods presented. We refer to the historical results of the TLLP Predecessor and the Martinez Terminal collectively as our Predecessors. Our Predecessors did not record revenue for intercompany trucking, terminalling, storage and short-haul pipeline transportation services. See Note B for information regarding subsequent events including further information regarding the Contribution.

Transfers of a business between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information. As an entity under common control with Tesoro, we record the assets that Tesoro contributes to us on our balance sheet at Tesoro's historical basis instead of fair value. Additionally, the accompanying financial statements and related notes present the combined financial position, results of operations, cash flows and equity of our Predecessors at historical cost. The financial statements of our Predecessors have been prepared from the separate records maintained by Tesoro and may not necessarily be indicative of the conditions that would have existed or the results of operations if our Predecessors had been operated as an unaffiliated entity. All intercompany accounts and transactions have been eliminated.

The interim condensed combined consolidated financial statements and notes thereto have been prepared by management without audit according to the rules and regulations of the Securities and Exchange Commission ("SEC") and reflect all adjustments that, in the opinion of management, are necessary for a fair presentation of results for the periods presented. Such adjustments are of a normal recurring nature, unless otherwise disclosed.

Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") have been condensed or omitted pursuant to the SEC's rules and regulations. However, management believes that the disclosures presented herein are adequate to present the information fairly. The accompanying interim condensed combined consolidated financial statements and notes should be read in conjunction with our annual audited financial statements included in a Form 8-K filed with the SEC on May 22, 2012, which retrospectively adjusts our historical financial statements to include the activities of the Martinez Terminal.

We prepare our condensed combined consolidated financial statements in conformity with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. We review our estimates on an ongoing basis using currently available information. Changes in facts and circumstances may result in revised estimates, and actual results could differ from those estimates. The results of operations of the Partnership or our Predecessors for any interim period are not necessarily indicative of results for the full year.

We have evaluated subsequent events through the filing of this Form 8-K.

We record our financial instruments including cash and cash equivalents, receivables, accounts payable and certain accrued liabilities at their carrying value. We believe the carrying value of our financial instruments approximates fair value. Our fair value assessment incorporates a variety of considerations, including:

•	the short term duration of the instruments (less than three percent of our trade receivables and payables are outstanding for greater than 90 days); and

•	the expected future insignificance of bad debt expense, which includes an evaluation of counterparty credit risk.

Additionally, our debt approximates fair value in the fair value hierarchy as our borrowings are under a revolving credit facility, which includes a variable interest rate.

Martinez Crude Oil Marine Terminal Contribution	3 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Martinez Crude Oil Marine Terminal Contribution [Text Block]
MARTINEZ CRUDE OIL MARINE TERMINAL CONTRIBUTION

Effective April 1, 2012, we entered into the Contribution with Tesoro, TRMC, TLGP and our subsidiary, TLO. The Contribution was made in exchange for consideration from TLLP to TLGP of $75.0 million, comprised of $67.5 million in cash financed with borrowings under the Revolving Credit Facility and the issuance of equity with a combined fair value of $7.5 million. The equity is comprised of 206,362 common units, representing an approximate 1% limited partner interest in the Partnership, and 4,212 general partner units. The assets included in the Contribution include a single-berth dock, which has an estimated throughput capacity of approximately 145,000 barrels per day ("bpd"), five associated crude oil storage tanks with a combined capacity of 425,000 barrels, five short-haul pipelines and two firewater tanks with 48,000 barrels of shell capacity.

The single-berth dock and related leasehold improvements are situated on an offshore parcel of land that is currently being leased by Tesoro from the California State Lands Commission under a term lease (the "Martinez Terminal Lease"). The Martinez Terminal Lease, related leasehold improvements and the short-haul pipelines will not be legally transferred to TLLP until the Wharf Lease is renewed and extended, and the transfer is approved by the California State Lands Commission.

Martinez Terminal Use and Throughput Agreement. The Partnership entered into a 10-year use and throughput agreement with Tesoro in connection with the Contribution of the Martinez Terminal, effective April 1, 2012, under which they are obligated to transport an average of at least 65,000 bpd of crude oil per month at a throughput and tankage fee of $0.55 per barrel. An excess volume throughput fee of $0.10 per barrel will be charged for monthly average volumes in excess of 70,000 bpd. In addition, Tesoro will pay a $30,000 per month fee for unlimited use of the refined products pipeline from Tesoro's Martinez refinery to a third-party terminal. The fees under the agreement are indexed for inflation and the agreement gives Tesoro the option to renew for two five-year terms.

If Tesoro fails to transport aggregate volumes equal to its minimum throughput commitment during any calendar month, Tesoro will owe the Partnership a shortfall payment equal to the volume of the shortfall multiplied by the throughput and tankage fee. The amount of any shortfall payment paid by Tesoro will be credited against any amounts owed by Tesoro for the transportation of volumes in excess of its minimum throughput commitment during any of the succeeding three months after the shortfall occurs. See Note C for information regarding amendments to other agreements with related parties in connection with the Contribution.

Martinez Crude Oil Marine Terminal Financial Results. The Contribution of the Martinez Terminal was considered a transfer of a business between entities under common control. Accordingly, the Contribution is recorded at amounts based on the historical carrying value of the Martinez Terminal assets, which was $38.1 million as of April 1, 2012 for the assets contributed. In addition, we are required to retrospectively adjust our historical financial statements to include the activities of the Martinez Terminal. Our historical financial statements have been retrospectively adjusted to reflect the results of operations, financial position, cash flows and equity attributable to the Martinez Terminal as if we owned the assets for all periods presented. The results of the Martinez Terminal are included in the Terminalling, Transportation and Storage segment.

The following tables present our historical financial position and results of operations, the effect of including the results of the Martinez Terminal and the adjusted total amounts included in our condensed combined consolidated financial statements.

Condensed Combined Consolidated Balance Sheet as of March 31, 2012

	Tesoro Logistics LP (As previously reported)	Martinez Terminal	Tesoro Logistics LP (As currently reported)
	(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$21,015	$—	$21,015
Receivables
Trade	466	—	466
Affiliate	7,972	—	7,972
Prepayments and other current assets	242	—	242
Total Current Assets	29,695	—	29,695
NET PROPERTY, PLANT AND EQUIPMENT	137,418	38,059	175,477
OTHER NON-CURRENT ASSETS	1,950	—	1,950
Total Assets	$169,063	$38,059	$207,122

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable
Trade	$3,673	$380	$4,053
Affiliate	2,986	45	3,031
Deferred revenue - affiliate	1,720	—	1,720
Accrued liabilities	597	1,174	1,771
Total Current Liabilities	8,976	1,599	10,575
OTHER NONCURRENT LIABILITIES	45	2,596	2,641
DEBT	50,000	—	50,000
EQUITY
Equity of Predecessors	—	33,864	33,864
Common unitholders (15,254,890 units issued and outstanding)	250,950	—	250,950
Subordinated unitholders (15,254,890 units issued and outstanding)	(142,500)	—	(142,500)
General partner (622,649 units issued and outstanding)	1,592	—	1,592
Total Equity	110,042	33,864	143,906
Total Liabilities and Equity	$169,063	$38,059	$207,122

Condensed Statement of Combined Consolidated Operations for the Three Months Ended March 31, 2012

	Tesoro Logistics LP (As previously reported)	Martinez Terminal	Tesoro Logistics LP (As currently reported)
REVENUES	(Dollars in thousands)
Affiliate	$26,353	$—	$26,353
Third Party	732	—	732
Total Revenues	27,085	—	27,085
COSTS AND EXPENSES
Operating and maintenance expenses	9,687	1,558	11,245
Depreciation and amortization expenses	2,001	526	2,527
General and administrative expenses	3,330	97	3,427
Loss on asset disposal	—	236	236
Total Costs and Expenses	15,018	2,417	17,435
OPERATING INCOME (LOSS)	12,067	(2,417)	9,650
Interest expense, net	(511)	—	(511)
NET INCOME (LOSS)	$11,556	$(2,417)	$9,139
Less: Loss attributable to Predecessors	—	(2,417)	(2,417)
Net income attributable to partners	$11,556	$—	$11,556

Condensed Statement of Combined Operations for the Three Months Ended March 31, 2011 (Predecessors)

	Tesoro Logistics LP (As previously reported)	Martinez Terminal	Tesoro Logistics LP (As currently reported)
REVENUES	(Dollars in thousands)
Affiliate	$5,562	$—	$5,562
Third Party	708	—	708
Total Revenues	6,270	—	6,270
COSTS AND EXPENSES
Operating and maintenance expenses	8,708	1,319	10,027
Depreciation and amortization expenses	2,017	510	2,527
General and administrative expenses	1,359	102	1,461
Loss on asset disposals	—	25	25
Total Costs and Expenses	12,084	1,956	14,040
NET LOSS	$(5,814)	$(1,956)	$(7,770)

Related-Party Transactions (Notes)	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related-Party Transactions [Text Block]
RELATED-PARTY TRANSACTIONS

Commercial Agreements. The Partnership has various long-term, fee-based commercial agreements with Tesoro under which we provide pipeline transportation, trucking, terminal distribution and storage services to Tesoro, and Tesoro commits to provide us with minimum monthly throughput volumes of crude oil and refined products.

If, in any calendar month, Tesoro fails to meet its minimum volume commitments under these agreements, it will be required to pay us a shortfall payment. These shortfall payments may be applied as a credit against any amounts due above their minimum volume commitments for up to three months after the shortfall occurs. We believe the terms and conditions under these agreements, as well as our other agreements with Tesoro described below, are generally no less favorable to either party than those that could have been negotiated with unaffiliated parties with respect to similar services. These commercial agreements with Tesoro include:

•	a 10-year pipeline transportation services agreement under which Tesoro pays the Partnership fees for gathering and transporting crude oil on our High Plains system;

•
a crude oil trucking transportation services agreement under which Tesoro pays the Partnership fees for trucking related services and scheduling and dispatching services that we provide through our High Plains truck-based crude oil gathering operation, which was amended effective January 1, 2012 to extend the agreement to five years and convert fees to mileage-based rates;

•	a 10-year master terminalling services agreement under which Tesoro pays the Partnership fees for providing terminalling services at our eight refined products terminals;

•
a 10-year pipeline transportation services agreement under which Tesoro pays the Partnership fees for transporting crude oil and refined products on our five Salt Lake City ("SLC") short-haul pipelines;

•
a 10-year SLC storage and transportation services agreement under which Tesoro pays the Partnership fees for storing crude oil and refined products at our SLC storage facility and transporting crude oil and refined products between the storage facility and Tesoro's Utah refinery through interconnecting pipelines on a dedicated basis; and

•
a 10-year terminalling use and throughput agreement under which Tesoro pays the Partnership fees for providing terminalling services at the Martinez Terminal, which became effective April 1, 2012, the date of the Contribution (see Note B for additional information regarding subsequent events including commercial agreements with related parties).

Each of these agreements, other than the SLC storage and transportation services agreement, contain minimum volume commitments. Except for the amended trucking transportation services agreement, the fees under each agreement are indexed for inflation and the agreements give Tesoro the option to renew for two five-year terms. The fees under the amended trucking transportation services agreement are adjusted annually on July 1 as a result of a competitive bidding process, and the agreement will renew automatically for one five-year term unless earlier terminated by us or Tesoro.

Amended and Restated Omnibus Agreement.  The Partnership entered into an omnibus agreement with Tesoro at the closing of the Offering. Effective April 1, 2012, the Partnership entered into an amended and restated omnibus agreement ("Amended Omnibus Agreement") with Tesoro in connection with the Contribution of the Martinez Terminal. Additional contributions from Tesoro to the Partnership, including the assets in the Contribution, are governed by the Amended Omnibus Agreement. The annual fee payable to Tesoro under the Amended Omnibus Agreement remained $2.5 million for the provision of various general and administrative services. Additionally, under the Amended Omnibus Agreement, Tesoro indemnifies us for certain matters including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Offering on April 26, 2011 or the Contribution of the Martinez Terminal and the aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was increased from $0.25 million to $0.4 million before we are entitled to indemnification in any calendar year. See Note K for further discussion of the indemnification provisions.

Amended and Restated Operational Services Agreement.  The Partnership entered into an operational services agreement with Tesoro at the closing of the Offering. Effective April 1, 2012, the Partnership entered into an amended and restated operational services agreement with Tesoro in connection with the Contribution of the Martinez Terminal, under which we reimburse Tesoro for the provision of certain operational services to us in support of our pipelines, terminals and storage facilities. In addition, we pay Tesoro an annual fee, which increased from $0.3 million to $1.5 million in the amended and restated agreement, for operational services performed by certain of Tesoro's field-level employees. Additional amounts are charged in accordance with the agreement as necessary.

TLLP Transactions. Revenues from affiliates consist of revenues from commercial agreements we entered into with Tesoro at the closing of the Offering, and subsequent to the Offering, under which Tesoro pays us fees for gathering crude oil and distributing, transporting and storing crude oil and refined products. Pursuant to our omnibus agreement, we pay Tesoro an annual corporate services fee, payable in equal monthly installments, in the amount of $2.5 million, for the provision of various centralized corporate services including executive management, legal, accounting, treasury, human resources, health, safety and environmental, information technology, insurance coverage, administration and other corporate services. This fee is in addition to an annual fee, which increased from $0.3 million to $1.5 million under the amended and restated operational services agreement, for reimbursement of our general partner and its affiliates for certain operational services performed as outlined in our amended and restated operational services agreement and described above. Additional amounts are charged in accordance with the operational services agreement as necessary.

Predecessors' Transactions. Related-party transactions of our Predecessors were settled through equity. The balance in receivables and accounts payable from affiliated companies represents the amount owed from or to Tesoro related to certain affiliate transactions. Revenues from affiliates in the combined statements of operations of our Predecessors consist of revenues from gathering and transportation services to Tesoro and its affiliates based on regulated tariff rates for the Federal Energy Regulatory Commission ("FERC") regulated portions of our High Plains system.

Summary of Transactions. A summary of revenue and expense transactions with Tesoro, including expenses directly charged and allocated to our Predecessors, are as follows (in thousands):

	Three Months Ended March 31,
	2012	2011

Revenues	$26,353	$5,562
Operating and maintenance expenses (a)	2,689	10,027
General and administrative expenses	2,610	1,461
____________

(a)	Operating and maintenance expenses include imbalance settlement gains of $2.5 million and $1.1 million in the three months ended March 31, 2012 and 2011, respectively.

In accordance with our partnership agreement, our common and subordinated units and general partner interest are entitled to receive quarterly distributions of available cash. In February 2012, we paid a quarterly cash distribution, of which $5.9 million was paid to Tesoro. On April 19, 2012, we declared a quarterly cash distribution, of which $6.2 million was paid to Tesoro on May 14, 2012.

Net Income Per Unit (Notes)	3 Months Ended
Mar. 31, 2012
Net Income (Loss) Per Unit [Abstract]
Net Income Per Unit [Text Block]
NET INCOME PER UNIT

We use the two-class method when calculating the net income per unit applicable to limited partners because we have more than one participating security. Our participating securities consist of common units, subordinated units, general partner units and incentive distribution rights (“IDRs”). We base our calculation of net income per unit on the weighted-average number of common units outstanding during the period. The basic weighted-average number of units outstanding has not changed since the completion of the Offering and remains equal to the total number of units outstanding as of March 31, 2012. We did not calculate net income per unit for the three months ended March 31, 2011, because there were no units outstanding prior to the Offering.

Net income attributable to the Partnership is allocated between the limited, subordinated and general partners in accordance with our partnership agreement. Distributions for the first quarter of 2012 include distributions for units issued as part of the Contribution. See Note B for additional information including the issuance of equity in connection with the Contribution.

Diluted net income per unit includes the effects of potentially dilutive units on our common units, consisting of unvested service and performance phantom units. Basic and diluted net income per unit applicable to subordinated limited partners are the same because there are no potentially dilutive subordinated units outstanding.

The calculation of net income per unit is as follows (in thousands, except unit and per unit amounts):

Three Months Ended
March 31, 2012
Net income attributable to partners	$11,556
Less: General partner's distribution	236
Less: Limited partners' distribution	5,835
Less: Subordinated partner's distribution	5,759
Distributions in excess of earnings	$(274)

General partner's earnings:
Distributions	$236
Allocation of distributions in excess of earnings	(6)
Total general partner's earnings	$230

Limited partners' earnings:
Distributions	$5,835
Allocation of distributions in excess of earnings	(134)
Total limited partners' earnings	$5,701

Subordinated partner's earnings:
Distributions	$5,759
Allocation of distributions in excess of earnings	(134)
Total subordinated partner's earnings	$5,625

Weighted average limited partner units outstanding:
Common units - basic	15,254,890
Common unit equivalents	42,133
Common units - diluted	15,297,023

Subordinated units - basic and diluted	15,254,890

Net income per limited partner unit:
Common - basic	$0.37
Common - diluted	$0.37
Subordinated - basic and diluted	$0.37

Property, Plant and Equipment (Notes)	3 Months Ended
Mar. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Text Block]
PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, at cost, is as follows (in thousands):

	March 31, 2012	December 31, 2011

Crude Oil Gathering	$99,432	$97,249
Terminalling, Transportation and Storage	158,671	157,047
Gross Property, Plant and Equipment	258,103	254,296
Less: Accumulated depreciation	82,626	80,207
Net Property, Plant and Equipment	$175,477	$174,089

Accrued Liabilities (Notes)	3 Months Ended
Mar. 31, 2012
Accrued Liabilities [Abstract]
Accrued Liabilities [Text Block]
ACCRUED LIABILITIES

Accrued liabilities are as follows (in thousands):

	March 31, 2012	December 31, 2011
Environmental liabilities	$800	$819
Taxes other than income taxes	719	942
Utilities	143	143
Accrued vacation	26	113
Interest and financing costs	5	18
Deferred revenue - trade	5	10
Other	73	199
Total Accrued Liabilities	$1,771	$2,244

Other Noncurrent Liabilities	3 Months Ended
Mar. 31, 2012
Other Noncurrent Liabilities [Abstract]
Other Noncurrent Liabilities [Text Block]
OTHER NONCURRENT LIABILITIES

Other noncurrent liabilities are as follows (in thousands):

	March 31, 2012	December 31, 2011
Environmental liabilities	$2,596	$2,621
Asset retirement obligations	45	44
Total Other Noncurrent Liabilities	$2,641	$2,665

For further discussion related to environmental liabilities, see Note K.

Benefit Plans (Notes)	3 Months Ended
Mar. 31, 2012
Benefit Plans [Abstract]
Benefit Plans [Text Block]
BENEFIT PLANS

Employees supporting our operations participate in the benefit plans and the employee thrift plan of Tesoro. The Predecessors were allocated expenses for costs associated with the benefit plans primarily based on the percentage of the Predecessors' allocated salaries compared to Tesoro's total salaries. Tesoro, subsequent to the Offering, allocates expense for costs associated with the benefit plans based on the salaries of TLGP employees that provide services to TLLP as a percentage of total Tesoro salaries. These employee benefit plan expenses and the related payroll costs are included in operating expenses and general and administrative expenses and include amounts allocated to the Predecessors. Our portion of our Sponsor's employee benefit plan expenses were $0.6 million and $0.3 million for the three months ended March 31, 2012 and 2011, respectively.

Major Customer and Concentrations of Credit Risk (Notes)	3 Months Ended
Mar. 31, 2012
Major Customers And Concentrations Of Credit Risk [Abstract]
Major Customer and Concentrations of Credit Risk [Text Block]
MAJOR CUSTOMER AND CONCENTRATIONS OF CREDIT RISK

TRMC, a wholly owned subsidiary of Tesoro, accounted for 97% of our total revenues for the three months ended March 31, 2012. Historically, TRMC was a customer of the Crude Oil Gathering segment and accounted for 89% of the TLLP Predecessor's total revenues in the three months ended March 31, 2011. These percentages are not comparable as no revenue was recorded for the Predecessors for transactions with TRMC in the Terminalling, Transportation and Storage segment or for trucking services in the Crude Oil Gathering segment prior to the Offering.

Debt (Notes)	3 Months Ended
Mar. 31, 2012
Debt [Abstract]
Debt [Text Block]
DEBT

Effective March 30, 2012, we amended our revolving credit facility (the "Revolving Credit Facility"). Concurrent with the execution of the amendment, and pursuant to the terms of the original agreement, we exercised our option to increase the total loan availability from $150.0 million to an aggregate of $300.0 million. The amendment allows us to request that the availability be increased up to an aggregate of $450.0 million, subject to receiving increased commitments from the lenders, compared to the original agreement, which allowed an aggregate capacity of $300.0 million. The Revolving Credit Facility is non-recourse to Tesoro, except for TLGP, and is guaranteed by all of our subsidiaries and secured by substantially all of our assets. Borrowings available under the Revolving Credit Facility are up to the total available revolving capacity of the facility. We had $50.0 million of borrowings and $0.3 million in letters of credit outstanding under the Revolving Credit Facility, resulting in a total unused credit availability of $249.7 million or 83% of the borrowing capacity as of March 31, 2012. On April 2, 2012, concurrent with the closing of the Contribution, we borrowed an additional $68.0 million under the Revolving Credit Facility to fund a portion of the consideration for the Martinez Terminal. The Revolving Credit Facility is scheduled to mature on April 25, 2014.

Our Revolving Credit Facility, as of March 31, 2012, was subject to the following expenses and fees:

Credit Facility	30 day Eurodollar (LIBOR) Rate	Eurodollar Margin	Base Rate	Base Rate Margin	Commitment Fee (unused portion)
TLLP Revolving Credit Facility (a)	0.24%	2.50%	3.25%	1.50%	0.50%
____________
(a) We have the option to elect if the borrowings will bear interest at either a base rate plus the base rate margin, or a Eurodollar rate, for the applicable period, plus the Eurodollar margin at the time of the borrowing. Letters of credit outstanding under the Revolving Credit Facility incur fees at the Eurodollar margin rate.

Commitments and Contingencies (Notes)	3 Months Ended
Mar. 31, 2012
Commitments And Contingencies [Abstract]
Commitments and Contingencies [Text Block]
COMMITMENTS AND CONTINGENCIES

Indemnification

Under the Amended Omnibus Agreement, Tesoro, through certain of its subsidiaries, indemnifies us for certain environmental liabilities and title and tax matters associated with the ownership or operation of our assets and arising at or before the closing of the Offering on April 26, 2011 or the Contribution of the Martinez Terminal. Indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of April 26, 2016 and the date that Tesoro no longer controls our general partner (provided that, in any event, such date shall not be earlier than April 26, 2013). Under the Amended Omnibus Agreement, the aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was increased from $0.25 million to $0.4 million before we are entitled to indemnification in any calendar year. We have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Offering. See Note C for additional information regarding the Amended Omnibus Agreement.

Contingencies

In the ordinary course of business, we may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but the Predecessors and TLLP have accrued liabilities for certain of these matters based on their best estimates and applicable accounting guidelines and principles if the amount is probable and can be reasonably estimated. Contingencies arising after the closing of the Offering from conditions existing before April 26, 2011, will be recorded in accordance with the indemnification terms set forth in the Amended Omnibus Agreement, while any contingencies arising from events after April 25, 2011, will be fully recognized by TLLP. We did not have any outstanding lawsuits, administrative proceedings or governmental investigations as of March 31, 2012.

Environmental Liabilities

Our Predecessors recorded environmental liabilities when environmental assessments and/or remedial efforts were probable and could be reasonably estimated. Environmental liabilities of $3.4 million were accrued as of March 31, 2012 and December 31, 2011, for groundwater and soil remediation projects at our Martinez Terminal. The liabilities associated with the Martinez Terminal were retained by Tesoro at the closing of the Contribution. Further, the Predecessors capitalized environmental expenditures that extended the life or increased the capacity of assets as well as expenditures that prevented environmental contamination.

Equity (Notes)	3 Months Ended
Mar. 31, 2012
Equity [Abstract]
Equity [Text Block]
EQUITY

We had 14,950,000 common public units outstanding as of March 31, 2012. Tesoro owned 304,890 of our common units, 15,254,890 of our subordinated units and 622,649 of our general partner units (the 2% general partner interest) as of March 31, 2012, which together constitutes a 52% ownership interest in us. There have not been any changes to the number of outstanding units since the closing of the Offering through March 31, 2012. See Note B for information regarding the Contribution including the issuance of common and general partner units to Tesoro.

Equity Activity. The summarized changes in the carrying amount of our equity are as follows (in thousands):

	Equity of Predecessors	Common	Subordinated	General Partner	Total
Balance at December 31, 2011	$33,029	$250,430	$(143,048)	$1,588	$141,999
Sponsor contributions of equity to the Predecessors	3,252	—	—	—	3,252
Loss attributable to Predecessors	(2,417)	—	—	—	(2,417)
Cash distributions	—	(5,530)	(5,530)	(226)	(11,286)
Capital contributions	—	9	415	—	424
Partnership earnings	—	5,663	5,663	230	11,556
Unit-based compensation	—	378	—	—	378
Balance at March 31, 2012	$33,864	$250,950	$(142,500)	$1,592	$143,906

Allocations of Net Income. Our partnership agreement contains provisions for the allocation of net income and loss to the unitholders and the general partner. For purposes of maintaining partner capital accounts, the partnership agreement specifies that items of income and loss shall be allocated among the partners in accordance with their respective percentage interest. Normal allocations according to percentage interests are made after giving effect, if any, to priority income allocations in an amount equal to incentive cash distributions allocated 100% to the general partner. As there were no incentive distributions earned during the three months ended March 31, 2012, net income applicable to the general partner is equivalent to 2% of net income.

Cash distributions. Our partnership agreement, as amended, sets forth the calculation to be used to determine the amount and priority of cash distributions that the common and subordinated unitholders and general partner will receive. In accordance with our partnership agreement, on April 19, 2012, we declared a quarterly cash distribution, based on the results of the first quarter, totaling $11.8 million, or $0.3775 per unit, or $1.51 per unit on an annualized basis. This distribution was paid on May 14, 2012, to unitholders of record on May 4, 2012. On February 13, 2012, we paid a quarterly cash distribution totaling $11.3 million, or $0.3625, or $1.45 per unit on an annualized basis.

The allocation of total quarterly cash distributions to general and limited partners is as follows for the three months ended March 31, 2012. Our distributions are declared subsequent to quarter end; therefore, the table represents total cash distributions applicable to the period in which the distributions are earned (in thousands, except per unit amounts):

Three Months Ended March 31, 2012
General partner's interest	$236

Limited partners' distribution:
Common	5,835
Subordinated	5,759
Total Cash Distributions	$11,830
Cash distributions per unit	$0.3775

Equity-Based Compensation (Notes)	3 Months Ended
Mar. 31, 2012
Equity Based Compensation [Abstract]
Equity-Based Compensation [Text Block]
EQUITY-BASED COMPENSATION

Unit-based compensation expense related to the Partnership that was included in our condensed statements of combined consolidated operations was as follows (in thousands):

Three Months Ended March 31, 2012
Service phantom units	$29
Performance phantom units	349
Total Unit-Based Compensation Expense	$378

Service Phantom Unit Awards. During the three months ended March 31, 2012, our general partner issued service phantom unit awards with tandem distribution equivalent rights to certain directors under the 2011 TLLP Long-Term Incentive Plan. The fair value of each phantom unit on the grant date is equal to the market price of our common unit on that date. The estimated fair value of our phantom units is amortized over the vesting period using the straight-line method. Non-employee director awards vest at the end of a one-year service period and employee awards granted in 2011 vest ratably over a three-year service period. Total unrecognized compensation cost related to our nonvested service phantom units totaled $0.3 million as of March 31, 2012, which is expected to be recognized over a weighted-average period of 1.4 years. The fair value of nonvested service phantom units outstanding as of March 31, 2012, totaled $0.6 million.

A summary of our service phantom unit award activity for the three months ended March 31, 2012, is set forth below:

	Number of Service Phantom Units	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2012	14,073	$23.24
Granted	5,554	36.44
Forfeited	(3,557)	28.52
Nonvested at March 31, 2012	16,070	26.63

Performance Phantom Unit Awards. Our general partner granted performance phantom unit awards to certain officers in February 2012. These performance phantom unit awards represent the right to receive a TLLP common unit at the end of the approximate three-year performance period depending on the Partnership's achievement of pre-established performance measures. The value of the award ultimately paid will be based on our relative total unitholder return against the performance peer group over the performance period. The performance phantom unit awards can range from 0% to 200% of the targeted award value. The estimated weighted-average payout for these awards was 175% based on results through March 31, 2012. The fair value of each performance phantom unit award is estimated at the grant date using a Monte Carlo simulation model. The estimated fair value is amortized over the vesting period, generally three years, using the straight-line method. Total unrecognized compensation cost related to our nonvested performance phantom units totaled $1.9 million as of March 31, 2012, which is expected to be recognized over a weighted-average period of 2.4 years.

A summary of our performance phantom unit award activity for the three months ended March 31, 2012, is set forth below:

	Number of Performance Phantom Units	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2012	36,800	$32.99
Granted	36,000	39.19
Nonvested at March 31, 2012	72,800	36.06

Sponsor's Stock-based Compensation. Certain Tesoro employees supporting the Predecessors' operations were historically granted long-term incentive compensation awards under Tesoro's stock-based compensation programs, which primarily consist of stock options, restricted common stock and stock appreciation rights. The Predecessors were allocated expenses for stock-based compensation costs. These costs are included in the Predecessors' general and administrative expenses. The Predecessors' allocated expense was $0.7 million for the three months ended March 31, 2011. There was an immaterial amount of stock-based compensation related to the Predecessor in the three months ended March 31, 2012. The Partnership has not been allocated these stock-based compensation costs as they are included with the services provided under the Amended Omnibus Agreement.

Segment Disclosures (Notes)	3 Months Ended
Mar. 31, 2012
Segment Disclosures [Abstract]
Segment Disclosures [Text Block]
SEGMENT DISCLOSURES

Our revenues are derived from two operating segments: Crude Oil Gathering and Terminalling, Transportation and Storage. Upon completion of the Contribution, our assets consist of a crude oil gathering system in the Bakken Shale/Williston Basin area of North Dakota and Montana, eight refined products terminals in the midwestern and western United States, one crude oil marine terminal in California, a crude oil and refined products storage facility and five related short-haul pipelines in Utah. Our revenues are generated from existing third-party contracts and from commercial agreements we entered into with Tesoro at the closing of the Offering, and subsequent to the Offering, under which Tesoro pays us fees for gathering crude oil and distributing, transporting and storing crude oil and refined products. The commercial agreements with Tesoro are described in Note C. We do not have any foreign operations.

Our operating segments are strategic business units that offer different services and are managed separately, because each segment requires different industry knowledge, technology and marketing strategies. We evaluate the performance of each segment based on its respective operating income.

Crude Oil Gathering.  Our crude oil gathering system in North Dakota and Montana, which we refer to as our High Plains system, includes an approximate 27,000 bpd truck-based crude oil gathering operation and approximately 700 miles of common carrier pipeline (the "High Plains Pipeline") and related storage assets. The High Plains system has the capacity to deliver up to 85,000 bpd to Tesoro's North Dakota refinery, which is presently limited to processing 60,000 bpd of shipments, and 9,000 bpd into a third-party pipeline at Richey, Montana. This system gathers and transports crude oil produced in the Williston Basin including production from the Bakken Shale formation. We refer to this area, a significant portion of which is serviced by our High Plains system, as the Bakken Shale/Williston Basin area.

Terminalling, Transportation and Storage.  We own and operate eight refined products terminals with aggregate truck and barge delivery capacity of approximately 239,000 bpd. The terminals provide distribution primarily for refined products produced at Tesoro's refineries located in Los Angeles and Martinez, California (the Los Angeles and Martinez refineries, respectively); Salt Lake City, Utah (the Utah refinery); Kenai, Alaska (the Alaska refinery); Anacortes, Washington (the Washington refinery); and Mandan, North Dakota (the North Dakota refinery). We also own and operate assets that exclusively support Tesoro's Utah refinery, including a refined products and crude oil storage facility with total shell capacity of approximately 878,000 barrels and three short-haul crude oil supply pipelines and two short-haul refined product delivery pipelines connected to third-party interstate pipelines.

The assets included in the Contribution include a single-berth dock, which has an estimated throughput capacity of approximately 145,000 bpd, five associated crude oil storage tanks with a combined capacity of 425,000 barrels, five short-haul pipelines and two firewater tanks with 48,000 barrels of shell capacity. See Note B for additional information regarding the Contribution.

Segment information is as follows (in thousands):

	Three Months Ended March 31,
	2012	2011
REVENUES
Crude Oil Gathering:
Affiliate (a)	$13,979	$5,562
Third-party	123	25
Total Crude Oil Gathering	14,102	5,587
Terminalling, Transportation and Storage:
Affiliate (a)	12,374	—
Third-party	609	683
Total Terminalling, Transportation and Storage	12,983	683
Total Segment Revenues	$27,085	$6,270

OPERATING AND MAINTENANCE EXPENSES
Crude Oil Gathering	$6,844	$4,715
Terminalling, Transportation and Storage	4,401	5,312
Total Segment Operating and Maintenance Expenses	$11,245	$10,027

DEPRECIATION AND AMORTIZATION EXPENSES
Crude Oil Gathering	$783	$785
Terminalling, Transportation and Storage	1,744	1,742
Total Segment Depreciation and Amortization Expenses	$2,527	$2,527

GENERAL AND ADMINISTRATIVE EXPENSES
Crude Oil Gathering	$711	$154
Terminalling, Transportation and Storage	557	158
Total Segment General and Administrative Expenses	$1,268	$312

LOSS ON ASSET DISPOSALS
Crude Oil Gathering	$—	$—
Terminalling, Transportation and Storage	236	25
Total Segment Loss on Asset Disposals	$236	$25

OPERATING INCOME (LOSS)
Crude Oil Gathering	$5,764	$(67)
Terminalling, Transportation and Storage	6,045	(6,554)
Total Segment Operating Income (Loss)	11,809	(6,621)
Unallocated general and administrative expenses	(2,159)	(1,149)
Interest and financing costs, net	(511)	—
NET INCOME (LOSS)	$9,139	$(7,770)
____________

(a)
Historically, no affiliate revenue was recognized by our Predecessors in the Terminalling, Transportation and Storage segment. Our FERC and North Dakota Public Service Commission ("NDPSC") regulated pipelines were our source of affiliate revenues in the Crude Oil Gathering segment. No affiliate revenue was recognized by the TLLP Predecessor for trucking services in the Crude Oil Gathering segment.

Capital expenditures by operating segment were as follows (in thousands):

	Three Months Ended March 31,
	2012	2011
Capital Expenditures
Crude Oil Gathering	$2,621	$3
Terminalling, Transportation and Storage	1,935	669
Total Capital Expenditures	$4,556	$672

Total identifiable assets by operating segment were as follows (in thousands):

Identifiable Assets	March 31, 2012	December 31, 2011
Crude Oil Gathering	$69,446	$72,795
Terminalling, Transportation and Storage	114,430	114,492
Other	23,246	20,691
Total Identifiable Assets	$207,122	$207,978